[VAN ECK GLOBAL LOGO]


May 1, 2001




Dear Van Eck Natural Resources Fund Shareholder:

At this time, we are asking our shareholders to consider voting for the approval of the reorganization of the Van Eck Natural Resources Fund by means of a tax-free reorganization (merger) into the Van Eck Global Hard Assets Fund, which we believe to be in shareholders' best interests.

We are recommending that you approve this merger because both Funds have very similar investment objectives. Both Funds focus on natural resource investments such as energy, forest products and strategic or precious metals as well as the underlying commodities. The Global Hard Assets Fund has greater flexibility in implementing its strategies and meeting its investment objectives. Consolidating these Funds should provide them with significant economies of scale that will benefit the shareholders of both Funds.

IMPORTANT: Please be advised that Natural Resources Fund is closed to all sales, both new and subsequent account purchases, effective April 16, 2001.

Attached are the Notice and Proxy Statement/Prospectus for a Special Meeting of Shareholders of Natural Resources Fund to be held on June 8, 2001 at 8:00 a.m. for the purpose of considering the proposed Agreement and Plan of Reorganization and Liquidation.

PLEASE READ THE PROXY STATEMENT/PROSPECTUS CAREFULLY--IT DISCUSSES THE PROPOSAL AS WELL AS THE REASONS WHY THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Please take a moment now to sign and return the proxy card in the enclosed postage-paid envelope. Or, you may call the telephone number on your proxy card to use our convenient touch-tone voting system. Whatever method you choose, your vote is important.

IT IS CRITICAL THAT A MAJORITY OF THE NATURAL RESOURCES FUND'S OUTSTANDING SHARES VOTE. UNLESS A MAJORITY OF SHARES IS VOTED, THE FUND WILL INCUR ADDITIONAL EXPENSES SOLICITING SUFFICIENT VOTES TO HOLD THE MEETING.

Your prompt attention in this matter benefits all shareholders. Thank you.

Sincerely,



/s/ Derek S. van Eck

Derek S. van Eck
Executive Vice President

                                  VAN ECK FUNDS
                             NATURAL RESOURCES FUND
                    99 Park Avenue, New York, New York 10016
                         (212) 687-5200 o 1-800-826-2333

             NOTICE OF SPECIAL MEETING OF SHAREHOLDERS JUNE 8, 2001


A SPECIAL MEETING OF SHAREHOLDERS OF NATURAL RESOURCES FUND ("NRF"), A SERIES OF VAN ECK FUNDS (THE "TRUST"), will be held at 99 Park Avenue, 8th Floor, New York, New York 10016, on Friday, June 8, 2001 at 8:00 a.m., New York Time, for the following purposes:

     (1) To consider approval of the Plan of Reorganization and Liquidation involving the exchange of substantially all of the NRF's assets for shares of Van Eck Global Hard Assets Fund, another series of Van Eck Funds, the assumption of the liabilities of the NRF by Van Eck Global Hard Assets Fund, the distribution of Van Eck Global Hard Assets Fund shares to the NRF's shareholders and the liquidation of NRF;

     (2) To act upon such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Shareholders of record at the close of business on April 16, 2001 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                       By order of the Board of Trustees


                                      /s/ Thomas H. Elwood

                                       Thomas H. Elwood
                                       Secretary
May 1, 2001




                      ------------------------------------
                             YOUR VOTE IS IMPORTANT!
                WHETHER YOU EXPECT TO ATTEND THE MEETING OR NOT,
                PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY
                             AND RETURN IT PROMPTLY.
                      ------------------------------------

INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT/PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS THE INFORMATION ABOUT THE FUND THAT SHAREHOLDERS SHOULD KNOW BEFORE VOTING ON THE PROPOSAL DISCUSSED IN THIS PROXY
STATEMENT/PROSPECTUS.

                                  VAN ECK FUNDS
                    99 Park Avenue, New York, New York 10016
                          (212) 687-5200 1-800-826-2333


                            ------------------------
                           PROXY STATEMENT/PROSPECTUS
                            ------------------------

Van Eck Funds has filed a Registration Statement with the Securities and Exchange Commission (the "SEC") for the registration of shares of Van Eck Global Hard Assets Fund ("GHA"), a series of Van Eck Funds to be offered to the shareholders of Natural Resources Fund ("NRF"), also a series of Van Eck Funds (the "Trust"), pursuant to a Plan of Reorganization and Liquidation of NRF (the "Plan") involving the exchange of NRF's assets for shares of GHA, the assumption of the liabilities of NRF by GHA, the distribution of GHA shares to NRF's Class A shareholders and the subsequent liquidation of NRF (the "Reorganization").

GHA is an open-end investment company, whose objective is to seek long-term capital appreciation by investing in Hard Asset Securities. Hard Asset Securities are stocks, bonds, and other securities of companies that derive at least 50% of their gross revenue or profit from exploration, development, production and distribution of commodities, natural resources, precious metals and real estate.

The Prospectus and Statement of Additional Information for GHA ("GHA Prospectus") dated April 15, 2001 and the Prospectus and Statement of Additional Information for NRF ("NRF Prospectus") also dated April 15, 2001 are incorporated by reference (made a legal part of) into this Proxy
Statement/Prospectus. A copy of the GHA Prospectus is included. A copy of the GHA Statement of Additional Information can be obtained by calling (800) 826-2333.

A Statement of Additional Information relating to the Reorganization (the "Reorganization Statement of Additional Information") dated May 1, 2001, which follows this Proxy Statement/Prospectus, is incorporated by reference into this Proxy Statement/Prospectus.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed on the accuracy of this prospectus. Any representation to the contrary is a criminal offense.

Reports, proxy statements, registration statements and other information filed by Van Eck Funds can be inspected and copied at the Public Reference Facilities of the Securities and Exchange Commission in Washington, DC and regional offices of the Commission located at 7 World Trade Center, New York, NY 10048 and Suite 1400, 500 West Madison Street, Chicago, IL 60621. Copies of such material can also be obtained on the SEC's website at http://www.sec.gov, or by sending an email to publicinfo@sec.gov or by writing to Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549 or its Public Reference Facilities in New York, New York and Chicago, Illinois, at prescribed rates.

              This Proxy Statement/Prospectus is dated May 1, 2001

                                TABLE OF CONTENTS

                                                                            PAGE
INTRODUCTION ..............................................................    3
SYNOPSIS ..................................................................    4
The Reorganization ........................................................    4
Investment Objectives and Policies ........................................    4
Reasons for the Transaction ...............................................    5
Investment Advisory and Administrative Fees ...............................    6
Distribution Fees .........................................................    6
Tax Treatment .............................................................    6
Shareholder Transaction Expenses ..........................................    7
Purchase Procedures/Sales Charges .........................................    7
Exchange Privileges .......................................................    7
Redemption Procedures .....................................................    8
Dividends and Distributions ...............................................    8
Net Asset Value ...........................................................    8
Tax Consequences ..........................................................    8
SPECIAL CONSIDERATIONS AND RISK FACTORS ...................................    9
THE REORGANIZATION ........................................................   10
Procedures ................................................................   10
Terms of the Agreement and Plan of Reorganization and Liquidation .........   11
BENEFITS TO NRF AS A RESULT OF THE REORGANIZATION .........................   12
Tax Consequences of the Reorganization ....................................   12
Capitalization ............................................................   13
Management ................................................................   13
Shares of GHA to be Issued in the Reorganization and Shares of NRF ........   14
Other Matters .............................................................   15
INFORMATION CONCERNING THE MEETING ........................................   15
Date, Time and Place of Meeting ...........................................   15
Solicitation, Revocation and Use of Proxies ...............................   15
Record Date and Outstanding Shares ........................................   15
Security Ownership of Certain Beneficial Owners and Management ............   16
Voting Rights and Required Vote ...........................................   16
ADDITIONAL INFORMATION ....................................................   16
EXHIBIT A--PLAN OF REORGANIZATION AND LIQUIDATION .........................   17

                                  VAN ECK FUNDS
                             NATURAL RESOURCES FUND
                    99 Park Avenue, New York, New York 10016
                         (212) 687-5200 o 1-800-826-2333

                            ------------------------
                           PROXY STATEMENT/PROSPECTUS
                         SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FRIDAY, JUNE 8, 2001
               99 PARK AVENUE, 8TH FLOOR, NEW YORK, NEW YORK 10016
                            ------------------------

                                  INTRODUCTION

This proxy statement is furnished to the shareholders of Natural Resources Fund ("NRF") in connection with the solicitation by the Board of Trustees (the "Board of Directors") of Van Eck Funds, (the "Trust") of proxies to be used at a special meeting of shareholders of NRF to be held on June 8, 2001 at 8:00 a.m., New York Time, or any adjournments thereof (the "Meeting"), to approve or disapprove a Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of assets from NRF for shares (the "Reorganization Shares") of Van Eck Global Hard Assets Fund ("GHA"), the assumption of certain liabilities of NRF by GHA, the distribution of the Reorganization Shares to the shareholders of NRF and the subsequent liquidation of NRF, as set forth in the Plan (the "Reorganization"). NRF and GHA are both series of the Trust. As of April 16, 2001, the record date, there were 10,827,872.3255 shares of NRF outstanding, and there were 1,428,755.5730 shares of GHA outstanding (representing 999,725.9980 Class A shares, 233,917.0350 Class B shares, and 195,112.5400 Class C shares). Each shareholder of NRF will be entitled to one vote for each share of NRF and a fractional vote for each fractional share of NRF held on the record date. It is expected that the mailing of this proxy statement will commence on or about May 4, 2001. NRF and GHA each may be referred to herein individually as a "Fund" and collectively as the "Funds."

The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the proposal unless a choice is indicated to vote against the proposal. Proxies properly executed and returned, but which fail to specify how the shares are to be voted, will be voted FOR the proposal.

The proxy may be revoked at any time prior to the voting thereof by executing a superseding proxy, by giving written notice to the Secretary of the Trust at the address listed on the first page of this Proxy Statement/Prospectus or by voting in person at the Meeting.

In the event there are not sufficient votes to approve the proposal at the time of the Meeting, the Meeting may be adjourned in order to permit further solicitations of proxies by NRF. If NRF proposes to adjourn the Meeting by a vote of the shareholders, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment.

To the knowledge of NRF, as of April 16, 2001, no shareholder owned of record or beneficially 5% or more of the outstanding shares of that Fund, except as follows:

     MLPF&S FBO Its Customers                       624,930.3790 shares
     4800 Deer Lake Drive East, Third Floor         or 5.77%
     Jacksonville, Florida

In addition, as of April 16, 2001, all Trustees and officers of the Trust as a group owned less than 1% of GHA and less than 1% of NRF.

Legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and the expense of a solicitor, if any) will be borne by Natural Resources Fund. Any registration fee payable to the Securities and Exchange Commission in connection with the registration of shares under the Securities Act of 1933 or any filing or notification fee payable to the Commission or state securities commission, in connection with the transactions contemplated by the Plan, shall be payable by the Fund required to pay such fee.

All fees payable by any party as described herein are payable regardless of whether the transactions contemplated by the Plan are consummated. These fees are anticipated to be $23,000.00. In addition to the solicitation of proxies by mail, proxies may be solicited by officers and/or employees of the Trust, the Adviser, DST Systems, Inc., the Funds' Transfer Agent and Dividend Paying Agent (the "Transfer Agent" or "DST"), and/or MIS Corporation, a proxy solicitation firm, personally or by telephone, telegraph, facsimile or other means. Brokerage houses, banks and other fiduciaries will be requested to forward soliciting material to the beneficial owners of the shares of the Fund and to obtain authorization for the execution of proxies.

See also "Information Concerning the Meeting" below.


                                    SYNOPSIS

The following is a synopsis of the information contained in or incorporated by reference in this Proxy Statement/Prospectus regarding the Reorganization, and presents key considerations for shareholders of NRF to assist them in determining whether to approve the Reorganization. See also "Special Considerations and Risk Factors" below.

THE REORGANIZATION

The trustees of the Trust (the "Trustees," and each a "Trustee") have determined that the Reorganization (as described herein) is in the best interests of the shareholders of NRF and have given their approval to the transactions contemplated in the Plan associated with the Reorganization. The result of the Reorganization, if it is consummated, will be the tax-free exchange of assets of NRF for Reorganization Shares, the assumption of the liabilities of NRF by GHA, the distribution of Reorganization Shares to the shareholders of NRF and the subsequent liquidation of NRF. For more information, see "The Reorganization" below.

INVESTMENT OBJECTIVES AND POLICIES

SUMMARY COMPARISON BETWEEN NRF AND GHA. NRF and GHA have substantially similar investment objectives and policies. Both NRF and GHA are non-diversified, as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act").

NRF AND GHA. NRF and GHA are both non-diversified series of the Trust. The Funds both seek long-term capital appreciation by investing primarily in equity securities and debt and other securities of companies that (i) as regards NRF explore, develop, produce or distribute gold and other strategic or precious metals, minerals, oil, natural gas and coal; and (ii) as regards GHA derive at least 50% of their gross revenues or profits from exploration, development, production, or distribution of commodities, natural resources, precious metals or real estate. The Funds both involve greater risk than an investment in other funds. NRF is subject to foreign securities risk, precious metals risk, non-diversification risk, leverage risk and interest rate risk. GHA is subject to these same risks as well as emerging market risk, junk bond risk, CMO risk and credit risk. There is no assurance that either Fund will meet its investment objectives and neither Fund should be considered a complete investment in itself. Equity securities in which the Funds may invest include common stocks; preferred stocks (either convertible or non-convertible); rights, warrants; direct equity interests in trusts, partnerships, joint ventures and other unincorporated entities or enterprises; convertible debt instruments; and special classes of shares available only to foreign persons in those markets that restrict ownership of certain classes of equity to nationals or residents of that country. These securities may be listed on securities exchanges or traded over-the-counter.

The Funds emphasize equity securities, but may also invest in other types of instruments, including debt securities of any quality (other than commercial as described herein). The GHA will not invest more than 35% of its assets in debt securities rated below BBB by S&P or Baa by Moody's. The NRF is not limited in its investment of its assets in debt securities rated below BBB by S&P or Baa by Moody's, although it seldom has made such investments. Debt securities may include fixed or floating rate bonds, notes debentures, commercial paper, loans, convertible securities and other debt securities issued or guaranteed by governmental, banking and private entities.

NRF and GHA may also buy and sell derivatives such as financial futures contracts, bond index futures contracts and foreign currency futures contracts for hedging purposes. In addition, NRF is permitted to invest in options on foreign currency exchange contracts, options on foreign currencies, including cross currency hedges. Both Funds are permitted to purchase, "when issued" securities and collaterized mortgage obligations and borrow up to 30% (or in the case of NRF 50%) of net assets to increase holdings of portfolio securities.

GHA is permitted to invest a higher percentage of its assets (up to 35%) in low rated debt securities or "junk bonds" which involve more risk of default than do higher rated issues than NRF. GHA may engage in short sales, which are sales in which the seller borrows a security from a broker then sells it, expecting to buy it back at a lower price. The risk in such a transaction is that the security's price may increase and the Fund will have to buy it back at a higher price.

GHA may for hedging purposes invest in indexed commercial paper linked in value to two foreign currencies and there is a risk of lost principal if the value of such currencies is not properly anticipated.

GHA is permitted to lend up to one-third of its securities to broker dealers who must collateralize these borrowings in full. The risk is that such broker-dealers may breach their agreement to return the securities or repay the loan in cash. GHA may invest in real estate securities.

For temporary defensive purposes, both Funds may invest a substantial portion of their assets (in the case of NRF more than 35% of its total assets) in bonds of US or foreign governments, certificates of deposit, bankers acceptances, high-grade commercial paper and repurchase agreements.

REASONS FOR THE TRANSACTION

Sales of GHA and NRF have both been very slow in recent years and the net assets of both Funds have declined. GHA has enjoyed significantly better performance than NRF both on a short term and long term basis. It is Management's belief that GHA provides a more attractive product for investors with similar investment objectives to NRF. It is Management's expectation that the merged Fund will be more marketable and more efficient to manage and administer as well as bring economies of scale, which will benefit the shareholders of both Funds.

The Board of Trustees has determined that participation in the Reorganization, as described herein, is in the best interests of NRF and that the interests of existing GHA and NRF shareholders will not be diluted as a result of such participation. The Board also considered a number of factors and alternatives in addition to the ones stated in the preceding paragraph. The Trustees determined that the Reorganization provided greater benefits to shareholders than other options, such as the liquidation of NRF. Liquidating NRF would have required most shareholders to recognize either gains or losses in the current tax year when many shareholders might have preferred to defer such gains or losses. An exchange into GHA would force the shareholder to recognize a gain or loss for tax purposes, whereas the Reorganization will achieve the same result, but on a tax-free basis. The redemption procedure and exchange privilege, which are described below, allow any shareholder not desiring to participate in the Reorganization to achieve the same results as liquidation of NRF. The Board of Trustees also considered the Funds' investment objectives, policies, restrictions and portfolios; any factors which might require an adjustment to the exchange price or formula, such as costs or tax and other benefits to be derived by the Funds; tax consequences of the Reorganization; relative benefits to be derived by the Adviser and/or its affiliates or other persons; and other factors.

INVESTMENT ADVISORY AND ADMINISTRATIVE FEES

Van Eck Associates Corporation (the "Adviser" or "Van Eck") acts as the investment adviser to GHA and NRF. Total aggregate assets under management by the Adviser and its subsidiaries on February 28, 2001 were approximately $1.1 Billion. The Adviser acts as investment adviser to other mutual funds registered with the Securities and Exchange Commission under the 1940 Act and manages or advises managers of portfolios of pension plans, hedge funds and others. John C. van Eck, Chairman and President of the Trust, together with members of his immediate family, own 100% of the voting stock of Van Eck.

NRF pays an annual investment advisory fee of .75 of 1% of the first $500 million of average daily net assets, .65 of 1% of the next $250 million of average daily net assets and .50 of 1% of average daily net assets in excess of $750 million. In addition, Van Eck performs accounting and administrative services for NRF, for which the Fund pays Van Eck at an annual rate of .25% of average daily net assets. GHA pays an annual fee of 1% of average daily net assets to the Adviser. This fee includes the same accounting and administrative services provided to NRF at an additional fee set forth above.

DISTRIBUTION FEES

Van Eck Securities Corporation (the "Distributor") serves as distributor for both GHA and NRF. The Plan of Distribution (the "GHA Distribution Plan") for GHA Class A shares is a compensation-type plan pursuant to which GHA Class A pays a 12-b1 fee (that is, a fee authorized by Rule 12b-1 ("Rule 12b-1") of the 1940
Act) at an annual rate of .50% of average daily net assets, all or some of which is used for payments to agents or brokers who service shareholder accounts of GHA and the remainder of which is used for other actual promotional and distribution expenses incurred by the Distributor. Any Rule 12b-1 fee accrued by GHA Class A in excess of payments to brokers and agents and reimbursement to the Distributor for its actual expenses is retained by the Distributor. The Plan does not provide for the payment of interest as a distribution expense or for the carry-forward of reimbursable or payable amounts under the Plan to subsequent years.

The Plan of Distribution (the "NRF Distribution Plan") for NRF is a reimbursement-type plan pursuant to which NRF Class A pays a 12b-1 fee at an annual rate of .25% of average daily net assets, all or some of which is used for payments to agents or brokers who service shareholder accounts of NRF and the remainder of which is used for other actual promotional and distribution expenses incurred by the Distributor. The NRF Distribution Plan does not provide for the payment of interest as distribution expense or for the carry-forward of reimbursable or payable amounts under the NRF Distribution Plan to subsequent years.

TAX TREATMENT

Neither Fund will recognize any gain or loss on the transaction. NRF will have the same basis and holding period in the assets received as GHA. As of December 31, 2000, NRF had capital loss carry forwards available to offset future capital gains of $30,440,338 expiring December 31, 2005, December 31, 2006, December 31, 2007, and December 31, 2008, in the amounts of $4,289,233, $13,306,791,
$8,828,338 and $3,981,976, respectively. Under the Internal Revenue Code, the utilization of these losses in future years may be limited.

NRF's total gross operating expenses for the year ended December 31, 2000 were 2.69% of average daily net assets GHA's total operating expenses for the year ended December 31, 2000 were 2.52% (Class A), 2.63% (Class B) and 3.82% (Class
C).

SHAREHOLDER TRANSACTION EXPENSES

The following table provides a comparison of the transaction and operating expenses paid by NRF and GHA. It is intended to assist an investor in understanding the various direct and indirect costs and expenses borne by an investor in the Funds. The sales charges are the maximum sales charges an investor would incur. Sales charges decline depending on the amount of the purchase, the number of shares an investor already owns or use of various investment programs. See "Purchase of Shares" in the GHA Prospectus and the NRF Prospectus. The Adviser, Van Eck or the Distributor may, from time to time, waive fees and/or reimburse certain expenses of either Fund.

                                                                          POST
                                                     NRF        GHA      MERGER
                                                    -----      -----     ------
Maximum Sales Charge Imposed on Purchases
  (as a percent of offering price) .............    5.75%      5.75%      5.75%
ANNUAL FUND OPERATING EXPENSES
  (AS A PERCENTAGE OF AVERAGE NET ASSETS)
  Management Fee ...............................    0.75%      1.00%      1.00%
  12b-1 Fee/Shareholder Servicing Fee ..........    0.25%      0.50%      0.50%
  Other Expenses ...............................    1.69%      1.02%      1.03%
                                                    ----       ----       ----
Total Fund Operating Expenses ..................    2.69%      2.52%      2.53%*
                                                    ====       ====       ====

* The Adviser has voluntarily imposed a fee cap of 1.5%; however, it has no obligation to maintain this cap.

Example: You would bear the following expenses on a $1,000 investment, including maximum sales load, assuming (1) 5% annual return and (2) redemption at the end of each time period.
                                                                           GHA
                                                                          POST-
                                                     NRF       GHA*      MERGER
                                                    ----       ----       ----
1 Year .........................................    $ 83       $ 82       $ 82
3 Years ........................................    $136       $131       $132
5 Years ........................................    $192       $184       $184
10 Years .......................................    $342       $327       $328

* Calculated as if voluntary fee cap was not in place.

This table should not be considered a representation of past or future expenses, which may be more or less than those shown. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. Actual return may be greater or less than the assumed amount.

PURCHASE PROCEDURES/SALES CHARGES

After the Reorganization, shareholders of NRF will be shareholders of GHA, and therefore subsequent purchases of shares of GHA will be subject to the applicable initial sales charge as described in "Synopsis--Shareholder Transaction Expenses" above.

EXCHANGE PRIVILEGES

Exchanges out of NRF will be accepted up to the business day prior to the Exchange Date, as defined in "The Reorganization" below.

Shareholders of NRF and GHA may exchange shares, at net asset value, for shares of the same class of any of the other Funds. Shares of GHA exchanged for Class B or C shares of another fund with a different contingent deferred sales charge or redemption charge schedule will be subject to the contingent deferred sales charge or redemption charge applicable to the original purchase.

Shareholders of most of the Van Eck Funds are generally limited to six exchanges per calendar year. Each Fund reserves the right to terminate, modify or impose a fee in connection with the exchange privilege as described in more detail in its Prospectus and Statement of Additional Information under "Exchange Privilege."

REDEMPTION PROCEDURES

Shares of GHA may be redeemed at any time. Redemptions of NRF shares will be accepted up to the business day prior to the Exchange Date. A redemption may generate a taxable event. Shares may be redeemed by writing to DST Systems, Inc., P.O. Box 218407, Kansas City, Missouri 64121, the Fund's transfer agent, through the shareholder's broker or agent (although they may charge a fee for their services) or, if the shareholder has so elected, by contacting DST by telephone. See also "Redemption of Shares" in the GHA Prospectus and the NRF Prospectus for more information.

DIVIDENDS AND DISTRIBUTIONS

If the Reorganization is approved by shareholders, NRF intends to declare any applicable dividends and distributions prior to the Exchange Date. GHA will make a distribution from net investment income in December and distribute any net realized capital gains resulting from their investment activity annually in December.

NET ASSET VALUE

The net asset value of NRF and GHA is determined at the close of business on each day the New York Stock Exchange is open for trading. Each Fund computes net asset value by dividing the value of its securities, plus cash and other assets (including interest and dividends accrued but not yet received), less all liabilities (including accrued expenses), by the number of shares outstanding. Expenses, including fees paid to the Adviser and/or Van Eck, are accrued daily for the Funds.

TAX CONSEQUENCES

Prior to or upon the closing of the Reorganization, counsel to GHA and NRF, Goodwin Procter LLP, must provide a legal opinion substantially to the effect that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code of 1986 as amended (the "Code"), the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of NRF to GHA solely in exchange for GHA shares and the assumption by GHA of some of NRF's liabilities and the distribution of such shares to the shareholders of NRF, as provided in the Plan, will constitute a reorganization within the meaning of
Section 368(a)(1)(C) of the Code, and NRF and GHA will each be a "party to a reorganization" within the meaning of Section 368(b); (ii) NRF will not recognize a gain or loss on the transfer of its assets to GHA in the Reorganization; (iii) NRF will not recognize a gain or loss upon its distribution to its shareholders of the GHA shares received in the Reorganization; (iv) GHA will not recognize a gain or loss upon the receipt of the assets of NRF in exchange for the GHA shares; (v) shareholders of NRF will not recognize a gain or loss on the exchange of shares of NRF for shares of GHA provided that such shareholders receive solely GHA shares (including fractional shares) in exchange for their NRF shares; (vi) the tax basis of the NRF assets acquired by GHA will be the same to GHA as the tax basis of such assets to NRF immediately prior to the Reorganization and the holding period of the assets of NRF in the hands of GHA will include the period during which those assets were held by NRF; (vii) the aggregate tax basis of the GHA shares received by the shareholders of NRF will be the same as the aggregate tax basis of NRF shares exchanged by such shareholders immediately prior to the Reorganization; and (viii) the holding period of the GHA shares (including fractional shares) received by shareholders of NRF will include the holding period that the NRF shares exchanged were held (provided that the NRF shares exchanged were held as a capital asset on the date of the Reorganization). For a discussion of additional tax considerations, see "The Reorganization--Tax Consequences of the Reorganization" below.

As a condition to closing, counsel to GHA and NRF must provide a legal opinion to the effect that, subject to customary assumptions and representations, upon consummation of the Reorganization and the transfer of substantially all of the assets of NRF to GHA, neither the Trust, nor any Fund shareholder will recognize a gain or loss in the exchange of their shares.


                     SPECIAL CONSIDERATIONS AND RISK FACTORS

The Funds' investment objectives, policies and restrictions are substantially the same, and therefore the related special considerations and risk factors are essentially the same. NRF and GHA may invest its assets in securities of companies in the natural resources and hard assets businesses. NRF and GHA may also invest in lower quality, high yielding debt securities, in GHA's case up to 35% of GHA's net assets. Neither Fund has invested in such bonds to any material degree. Further, NRF and GHA may not invest more than 15% (10% for NRF) of the value of their net assets in securities which are not readily marketable. GHA may invest in securities of real estate companies.

NRF and GHA may both invest more than 25% of their assets in a single industry. Because of this, together with the fact that both NRF and GHA are non-diversified funds (i.e., the Funds are not limited in how much they can invest in a single issuer), the value of the shares of both NRF and GHA may be more susceptible to any single economic, political or regulatory event than would the shares of a diversified fund or a fund that is not permitted to so concentrate.

Since both NRF and GHA invest extensively in foreign securities, any risks inherent in such investments are applicable to both Funds. Since investments in foreign companies will frequently involve currencies of foreign countries, and since the Funds may hold securities and funds in foreign currencies, the Funds may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and at times volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, each of which could affect investments in those countries. Foreign securities such as those purchased by the Funds may be subject to foreign government taxes, higher custodian fees and dividend collection fees, which could reduce the yield on such securities. Because both Funds invest in foreign securities, it is possible that the Funds' net asset values may change on days in which investors may not be able to redeem their shares.

GHA and NRF invest a substantial portion of their assets in developing countries. Although there is no universally accepted definition, a developing country is generally considered by the Adviser to be a country, which is in the initial stages of industrialization. Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain developing countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Funds' investments in those countries and the availability to the Funds of additional investment in those countries. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.

Since NRF and GHA invest at least 65% of their total assets in hard assets and natural resources, their investment performance will be especially affected by events affecting commodities and natural resources in general.

For investment purposes, both NRF and GHA may enter into currency, options, futures and other derivatives transactions. Among the risks of effecting transactions in derivatives for investment purposes are market risk, in that the Funds may have market exposure to instruments they would otherwise not be permitted to invest in (excessive exposure to low credits), and settlement (both legal and operational) risk with the various counterparties. The use of derivatives is a highly specialized activity, which involves investment techniques, and risks different from those associated with ordinary portfolio transactions. If the Adviser is incorrect in its forecasts about market values and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. In addition, transaction costs may be greater.

While it is the policy of GHA and NRF generally not to engage in trading for short-term gains, both GHA and NRF may effect portfolio transactions without regard to the holding period if, in the judgment of the investment adviser, such transactions are advisable in light of a change in circumstances of a particular company, within a particular industry or country, or in general market, economic or political conditions. This may lead to a higher portfolio turnover ratio. The annual portfolio turnover rate for GHA for the fiscal year ended December 31, 2000 was 97.27%. The portfolio turnover rate for GHA for the year ended December 31, 1999 was 195% while NRF's annual portfolio turnover rate and portfolio turnover rate for the same period was 117.67% and 95.44% respectively. The portfolio turnover rate of the Funds may vary greatly from year to year. The higher a Fund's portfolio turnover rate, the higher a Fund's overall expenses may be, due to certain transactional costs incurred as a result of effecting a securities trade (such as brokerage commissions) and possible tax consequences.

See "Risk Factors" in the GHA Prospectus and the NRF Prospectus and "Investment Objectives and Policies" in the GHA Statement of Additional Information and the NRF Statement of Additional Information for a more detailed discussion of the risks involved with each Fund's investment practices and strategies.


                               THE REORGANIZATION

PROCEDURES

Management is hereby soliciting shareholders of NRF to vote for the approval of the Reorganization. It is anticipated that the Meeting will be held on June 8, 2001 at 99 Park Avenue, 8th Floor, New York, New York 10016 at 8:00 a.m., New York Time. If NRF's shareholders approve the Reorganization, the Reorganization will take place on or about June 22, 2001.

TERMS OF THE PLAN OF REORGANIZATION AND LIQUIDATION

The following is a summary of the significant terms of the Plan, which has been considered and approved by the Trustees of the Trust at a meeting, held on February 27, 2001. A copy of the Plan is attached to this Proxy
Statement/Prospectus as Exhibit A. This summary is qualified in its entirety by reference to the Plan.

VALUATION OF ASSETS AND LIABILITIES. The assets of NRF and GHA will be valued on the business day prior to the date on which the Reorganization will take place (the "Exchange Date"). The assets in each portfolio will be valued according to the procedures set forth under "Purchase of Shares" in GHA Prospectus and the NRF Prospectus and "Valuation of Shares" in GHA Statement of Additional Information and the NRF Statement of Additional Information (a summary of that method appears above under "Synopsis--Net Asset Value"). Redemption requests for GHA which have not been settled as of the Exchange Date will be treated as liabilities for purposes of the Reorganization. Exchange requests as to GHA shares received on the Exchange Date will be treated and processed as exchanges from NRF and will be effected as of the close of business on the Exchange Date.

DISTRIBUTION OF SHARES AND TRANSFER OF ASSETS. On the Exchange Date, GHA Class A will issue to NRF Class A, a number of Class A shares, the aggregate net asset value of which will equal the aggregate net asset value of the assets transferred by NRF to GHA on the Exchange Date. Each shareholder of NRF will receive a number of Class A shares of GHA having an aggregate net asset value equal to the value of his or her shares of NRF. No sales charge or fee of any kind will be charged to the shareholders of NRF in connection with their receipt of Class A shares of GHA in the Reorganization.

EXPENSES. Legal and printing expenses and expenses of holding the Meeting (such as proxy tabulation and the expense of a solicitor, if any) will be borne by NRF. Any registration fee payable to the Securities and Exchange Commission in connection with the registration of shares under the Securities Act of 1933 or any filing or notification fee payable to the Commission or state securities commission, in connection with the transactions contemplated by the Plan, shall be payable by the Fund required to pay such fee. All fees payable by any party as described herein are payable regardless of whether the transactions contemplated by the Plan are consummated.

REQUIRED APPROVALS. Approval of the Plan requires approval of a majority of NRF's outstanding voting shares, as defined in the 1940 Act. Such majority is defined as the lesser of (i) 67% or more of the outstanding shares present at the meeting, provided the holders of 50% or more of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares.

AMENDMENTS AND CONDITIONS. The Plan may be amended at any time prior to the Exchange Date with respect to any of the terms therein except that, following the meeting of the shareholders of NRF, no such amendment may have the effect of changing the provisions of the Plan determining the number of GHA shares to be issued to NRF shareholders to their detriment without their further approval.

The Meeting, no such amendment may have the effect of changing the provisions of the Plan determining the number of GHA shares to be issued to NRF shareholders to their detriment without their further approval. The obligations of NRF and GHA are subject to various conditions, including a registration statement on Form N-14 being declared effective by the Securities and Exchange Commission, approval of the Reorganization by the shareholders of NRF, receipt of a tax opinion from Goodwin Procter LLP and the continuing accuracy of various representations and warranties of NRF and GHA being confirmed by the respective parties.

                BENEFITS TO NRF AS A RESULT OF THE REORGANIZATION

Shareholders of NRF will be able to participate in the hard assets markets with a more flexible investment style, with additional investment options available to the Fund and with a potential reduction of expenses over time. In addition the current NRF shareholders could benefit from the better historic performance of GHA, which might be expected to attract additional shareholders.

The Reorganization allows shareholders of NRF the option to recognize or defer recognition of gains or losses on their shares until they choose to recognize them. As more fully explained in "The Reorganization--Tax Consequences of the Reorganization" below, as of the Exchange Date, NRF will obtain an opinion from its counsel that the Reorganization has been structured to be consummated, for Federal income tax purposes, on a tax-free basis. Thus, a shareholder of NRF will be able to defer the recognition of any gains or losses on his or her shares of NRF until shares of GHA received pursuant to the Reorganization are exchanged or sold. If NRF were liquidated rather than reorganized, a shareholder would have no choice but to recognize any gains or losses in the current tax year.

TAX CONSEQUENCES OF THE REORGANIZATION

The Reorganization has been structured with the intention that it will qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Code. NRF and GHA have both elected to qualify as a regulated investment company under the Code, and GHA intends to continue to elect to so qualify. Upon the closing of the Reorganization, counsel to GHA and NRF, Goodwin Procter LLP, must provide a legal opinion substantially to the effect that, subject to the customary assumptions and representations, on the basis of the existing provisions of the Code, the Treasury regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (i) the transfer of all or substantially all of the assets of NRF to GHA solely in exchange for GHA shares and the assumption by GHA of some of NRF's liabilities and the distribution of such shares to the shareholders of NRF, as provided in the Plan, will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and NRF and GHA will each be a "party to a reorganization" within the meaning of
Section 368(b); (ii) NRF will not recognize a gain or loss on the transfer of its assets to GHA in the Reorganization; (iii) NRF will not recognize a gain or loss upon its distribution to its shareholders of the GHA shares received in the Reorganization; (iv) GHA will not recognize a gain or loss upon the receipt of the assets of NRF in exchange for the GHA shares; (v) shareholders of NRF will not recognize a gain or loss on the exchange of shares of GHA for shares of NRF provided that such shareholders receive solely GHA shares (including fractional shares) in exchange for their NRF shares; (vi) the tax basis of the NRF assets acquired by GHA will be the same to GHA as the tax basis of such assets to NRF immediately prior to the Reorganization, and the holding period of the assets of NRF in the hands of GHA will include the period during which those assets were held by NRF; (vii) the aggregate tax basis of the GHA shares received by the shareholders of NRF will be the same as the aggregate tax basis of NRF shares exchanged by such shareholders immediately prior to the Reorganization; and
(viii) the holding period of the GHA shares (including fractional shares) received by shareholders of NRF will include the holding period that the NRF shares exchanged were held (provided that the NRF shares exchanged were held as a capital asset on the date of the Reorganization). The receipt of such opinions upon the closing of the transaction is a condition to the closing of the Reorganization. If the transfer of assets of NRF in exchange for GHA shares and the assumption by GHA of the liabilities of NRF were deemed not to constitute a tax-free reorganization, each shareholder would recognize a gain or loss equal to the difference between the value of the GHA shares such shareholder acquires and the tax basis of such shareholder's NRF shares.

As a condition to closing, counsel to GHA and NRF must provide a legal opinion in part to the effect that, subject to customary assumptions and representations, upon consummation of the Reorganization and the transfer of substantially all of the assets of NRF to GHA, neither the Trust nor any Fund shareholder will recognize a gain or loss in the exchange of their shares.

Shareholders should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing relates only to Federal income tax consequences, shareholders should also consult with their tax advisors as to the foreign, state and local tax consequences, if any, of the Reorganization.

CAPITALIZATION

The following table sets forth, as of December 31, 2000, the capitalization of NRF and GHA (Class A shares).

                                          CAPITALIZATION             PRO FORMA
                                    ---------------------------   REORGANIZATION
                                        NRF             GHA             GHA
                                    -----------     -----------     -----------
Total Net Assets ...............    $26,710,338     $13,581,067     $40,291,405
Shares Outstanding .............     11,225,497       1,038,313       3,080,388
Net Asset Value Per Share ......          $2.38          $13.08          $13.08


MANAGEMENT

TRUSTEES. The management of the business and affairs of GHA and NRF is the responsibility of the Board of Trustees of Van Eck Funds. The Board of Trustees of Van Eck Funds (of which GHA and NRF are series) consists of nine persons, five of whom are not "interested persons" as defined in the 1940 Act.

INVESTMENT ADVISER AND ADMINISTRATOR. Van Eck Associates Corp., 99 Park Avenue, 8th Floor, New York, New York 10016, serves as the investment adviser and administrator to NRF and to GHA.

Under the Investment Advisory Agreements applicable to GHA and NRF, the Adviser provides GHA and NRF with a continuous investment program which includes determining which securities should be bought, sold or held. The Adviser and/or administrator also manage the business and affairs of GHA and NRF.

GHA and NRF pay advisory fees at the rates indicated under "Synopsis--Investment Advisory Fees" above. For additional information, see "Management" in the GHA Prospectus and the and NRF Prospectus and "Investment Advisory Services" in the GHA Statement of Additional Information and the NRF Statement of Additional Information.

PORTFOLIO MANAGERS. Mr. Derek van Eck is the Portfolio Manager of GHA. Mr. van Eck is the Director of Global Investments and President of the Adviser. NRF is managed by a team of advisers, analysts and strategists.

TRANSFER AGENT. The Transfer Agent and Dividend Paying Agent for GHA and NRF is DST Systems, Inc., P.O. Box 218407, Kansas City, Missouri 64121.

SHARES OF GHA TO BE ISSUED IN THE REORGANIZATION AND SHARES OF NRF SHARES

On the Exchange Date, all shareholders of NRF will be given a number of Class A shares of common stock, par value $.001, of GHA having an aggregate net asset value equal to the net asset value of his or her shares of GHA. The shares of GHA to be issued in the Reorganization will be identical in all material respects to all Class A shares of GHA then outstanding.

VOTING RIGHTS. Shareholders of NRF and GHA are entitled to one vote for each share and a fractional vote for each fractional share held with respect to the election of Trustees (to the extent hereafter provided) and other matters submitted to a vote of shareholders. With respect to the Rule 12b-1 plans in effect for NRF and GHA, the plans may not be amended to increase materially the amount of expenditures unless such amendment is approved by a vote of the majority of the outstanding voting securities of that Fund. There will ordinarily be no shareholder meeting unless required by the 1940 Act. The Trust is a self-perpetuating body until fewer than 50% of their members were elected by the shareholders. Under the Trust's Amended and Restated Master Trust Agreement, any Trustee may be removed by a vote of two-thirds of the outstanding Trust shares (outstanding Trust shares include shares of all series of the Trust and not solely shares of GHA and NRF); and holders of ten percent or more of the outstanding shares of the Trust can require Trustees to call a meeting of shareholders for purposes of voting on the removal of one or more Trustees.

SHAREHOLDER LIABILITY. Under Massachusetts law (the Trust is a Massachusetts business trust), the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Amended and Restated Master Trust Agreement of the Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Amended and Restated Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is remote.

CONTROL. As of April 16, 2001, there were no persons who exercised "control" over GHA or NRF as "control" is defined in the 1940 Act.

GHA has three classes of shares outstanding which are designated Class A, Class B and Class C. NRF has one class of shares outstanding which is equivalent to Class A. The Class A shares of both Funds are identical.

GHA Class B shares are sold subject to a contingent deferred sales charge of up to 5% and such charge, if any, are to be imposed at the time of redemption of such shares.

GHA Class C shares are sold subject to a contingent deferred redemption charge of up to 1% and such charge, if any, is to be imposed at the time of redemption of such shares.

SHAREHOLDER INQUIRIES. Shareholder inquiries with respect to NRF or GHA should be addressed to the Funds by telephone at (800) 826-2333 or in writing at the address set forth on the first page of the Proxy Statement/Prospectus.

DIVIDENDS AND DISTRIBUTIONS. Any dividends and capital gains paid by GHA may be received by the shareholder in cash or may be reinvested in that Fund at the net asset value (without imposition of a sales charge) on the day so determined by the Board of Trustees. In addition, dividends and capital gains paid in cash may also be reinvested (without imposition of a sales charge) in Class A shares of any other series of Van Eck Funds. Any dividends and capital gains paid by NRF will be automatically reinvested in additional shares of the Fund at the Fund's net asset value at the close of business on the payment date of the dividend or distribution unless the shareholder elects to receive all dividends and/or distributions either in cash or to invest them, without imposition of any sales charge, in any other Class A shares of Van Eck Funds.

TAX CONSEQUENCES. For a discussion of the tax consequences associated with an investment in GHA and NRF, see "Taxes" in the Van Eck Funds Statement of Additional Information. Shareholders are urged to consult their tax advisors regarding specific questions as to Federal, foreign, state and local taxes.

PURCHASE OF SHARES. Class A shares of NRF were closed to new sales on April 16, 2001. Both prior to and subsequent to the Reorganization, shares of GHA will be offered continuously for sale by the Distributor or by brokers and agents that have entered into selling group or selling agency agreements with the Distributor, 99 Park Avenue, New York, New York 10016. The Reorganization will have no effect on the purchase procedures for shares of GHA. See "Purchase of Shares" in the GHA Prospectus and the NRF Prospectus. For more information on the Distributor, see "The Distributor" in the Statement of Additional Information for Van Eck Funds.

NRF and GHA have adopted the NRF Distribution Plan and the GHA Distribution Plan in accordance with the 1940 Act. These plans fall into a category of plans often referred to as "Rule 12b-1 Plans" and are described in "Synopsis-Other Fees" above. Each Rule 12b-1 Plan must be approved annually by the Board of Trustees. For more discussion of the Rule 12b-1 Plans, see "Plan of Distribution" in the GHA Prospectus and the NRF Prospectus.

REDEMPTION PROCEDURES. While shares of each Fund will be redeemed on the day on which its transfer agent receives proper instructions, redemption procedures for NRF are not identical to those for GHA. Redemptions of NRF shares will be accepted up to the business day prior to the Exchange Date. See "Redemption of Shares" in the Van Eck Funds' Prospectus and "Redemption or Repurchase" in the NRF Prospectus.

OTHER MATTERS

It is not anticipated that any matters other than the adoption of the Plan described above will be brought before the Meeting. If, however, any other business is properly brought before the Meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.


                       INFORMATION CONCERNING THE MEETING

DATE, TIME AND PLACE OF MEETING

The Meeting for shareholders of GHA will be held on June 8, 2001 at 99 Park Avenue, 8th Floor, New York, New York 10016 at 8:00 a.m., New York Time.

SOLICITATION, REVOCATION AND USE OF PROXIES

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the Secretary of the Trust at 99 Park Avenue, 8th Floor, New York, New York 10016. Although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person.

All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the approval of the Plan and any other proposals.

RECORD DATE AND OUTSTANDING SHARES

Only holders of record of NRF's shares of beneficial interest, par value $.001 per share, at the close of business on April 16, 2001 (the "Record Date") are entitled to vote at the Meeting and any adjournment thereof. At the close of business on the Record Date, there were 10,827,872.3255 shares of NRF outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

No person or entity owns beneficially 5% or more of the shares of GHA or NRF except as stated in "Introduction" above.

VOTING RIGHTS AND REQUIRED VOTE

Voting procedures are described under "The Reorganization--Terms of the Agreement and Plan of Reorganization" above.

A proxy that is properly executed by a NRF shareholder and returned to his or her broker, which holds NRF shares for the shareholder in its own name, and that is accompanied by the shareholder's instructions to withhold authority to vote with respect to the reorganization proposal, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on the particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented thereby will be considered not to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business for a proposal and will be deemed not cast with respect to that proposal. A properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. However, abstentions and broker "non-votes" do not constitute a vote "for" or "against" the matter, and, therefore, have the effect of a negative vote on matters, which require approval by a requisite percentage of the outstanding shares.

In the event a quorum is not present at the Meeting or in the event that a quorum is present but sufficient votes to approve the Plan are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote in such manner as they determine to be in the best interest of shareholders with respect to any proposal to adjourn the Meeting. A shareholder vote may be taken on the Reorganization prior to such adjournment if sufficient votes have been received for approval.

Under Massachusetts' law, shareholders of a registered investment company are not entitled to demand fair value of the shares and will be bound by the terms of the Reorganization if the Plan is approved at the Meeting. Any shareholder in NRF may, however, either redeem his or her shares at net asset value or exchange his or her shares into another Van Eck Fund prior to the date of the Reorganization.


                             ADDITIONAL INFORMATION

This Proxy Statement/Prospectus and the related Statement of Additional Information do not include all the information set forth in the registration statements and exhibits relating thereto which Van Eck Funds has filed with the Securities and Exchange Commission, Washington, DC 20549, under the Securities Act of 1933 and the Investment Company Act of 1940, to which reference is hereby made.

Reports, proxy statements, registration statements and other information filed by Van Eck Funds can be inspected and copied at the public reference facilities of the Securities and Exchange Commission in Washington, DC and Regional Offices of the Commission located at 7 World Trade Center, New York, New York 10048 and Suite 1400, 500 West Madison Street, Chicago, Illinois 60621. Copies of such material can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549 and its public reference facilities in New York, New York and Chicago, Illinois, at prescribed rates.

                                    EXHIBIT A

                     PLAN OF REORGANIZATION AND LIQUIDATION

PLAN OF REORGANIZATION AND LIQUIDATION dated as of May 1, 2001 (the "Plan") adopted by Van Eck Funds, a Massachusetts business trust (the "Trust"), on behalf of Global Hard Assets Fund, a series of the Trust, and Natural Resources Fund, another series of the Trust. Global Hard Assets Fund and Natural Resources Fund are collectively referred to as the "Funds" and individually as a "Fund".

                                   WITNESSETH:

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

WHEREAS, this Plan is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended, such reorganization to consist of the transfer of all of the assets of Natural Resources Fund Class A ("NRF") in exchange solely for Class A shares of common stock, par value $0.001 per share, of Global Hard Assets Fund Class A ("GHA"), the transfer of all the assets of Natural Resources Fund and the assumption by Global Hard Assets Fund of all of the stated liabilities of Natural Resources Fund, and the distribution, after the Closing hereinafter referred to, the shareholders of Natural Resource Fund Shares to the shareholders of in liquidation of Natural Resources Fund, all upon the terms and conditions hereinafter set forth in this Plan; and

WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not interested persons, have determined with regard to its constituent Fund that participating in the transactions contemplated by this Plan is in the best interests of that Fund.

NOW, THEREFORE, the Trust hereby agrees as follows:

1. TRANSFER OF ASSETS. Subject to the terms and conditions set forth herein, at the closing provided for in Section 4 (herein referred to as the "Closing"), the Trust shall transfer all of the assets of Natural Resources Fund, and assign all Assumed Liabilities (as hereinafter defined), Global Hard Assets Fund shall acquire all such assets and shall assume all such Assumed Liabilities upon delivery to the Trust of Global Hard Assets Shares having a net asset value equal to the value of the net assets of Natural Resources Fund transferred (the "New Shares"). "Assumed Liabilities" shall mean all liabilities, expenses, costs, charges and reserves reflected in an unaudited statement of assets and liabilities of Natural Resources Fund as of the close of business on the Valuation Date (as hereinafter defined), determined in accordance with generally accepted accounting principles consistently applied from the prior audited period. The net asset value of the New Shares and the value of the net assets of Natural Resources Fund to be transferred shall be determined as of the close of regular trading on the New York Stock Exchange on the business day next preceding the Closing (the "Valuation Date") using the valuation procedures set forth in the then current Prospectus and Statement of Additional Information of Natural Resources Fund.

All Assumed Liabilities of Natural Resources Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to Global Hard Assets Fund and may be enforced against Global Hard Assets Fund to the same extent as if the same had been incurred by Natural Resources Fund.

2. LIQUIDATION OF NATURAL RESOURCES FUND. At or as soon as practicable after the Closing, Natural Resources Fund will be liquidated and the New Shares delivered to the Trust on behalf of Natural Resources Fund will be distributed to shareholders of Natural Resources Fund, each shareholder to receive the number of New Shares equal to the pro rata portion of shares of beneficial interest of Natural Resources Fund held by such shareholder as of the close of business on the Valuation Date. Such liquidation and distribution will be accompanied by the establishment of an open account on the stock records of Global Hard Assets Fund in the name of each shareholder of Natural Resources Fund and representing the respective pro rata number of New Shares due such shareholder. As soon as practicable after the Closing, the Trust shall file on behalf of Natural Resources Fund such instruments of dissolution, if any, as are necessary to effect the dissolution of Natural Resources Fund and shall take all other steps necessary to complete liquidation and dissolution of Natural Resources Fund. As of the Closing, each outstanding certificate which, prior to the Closing, represented shares of Natural Resources Fund will be deemed for all purposes to evidence ownership of the number of Global Hard Assets Fund shares issuable with respect thereto pursuant to the Reorganization. After the Closing, certificates of originally represented shares of Natural Resources Fund will be rendered nonnegotiable; upon special request and surrender of such certificates to the Trust's transfer agent, holders of these non-negotiable certificates shall be entitled to receive certificates representing the number of Global Hard Assets Fund shares issuable with respect thereto.

3. CONDITIONS PRECEDENT. The obligations of the Trust to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the satisfaction of the following conditions:

     (a) At or immediately prior to the Closing, the Trust shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of Natural Resources Fund all of the Fund's investment company taxable income, if any, for taxable years ending at or prior to the Closing (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward);

     (b) Such authority and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the Trust and the Corporation to carry out the transactions contemplated by this Plan shall have been received;

     (c) A registration statement of the Trust on Form N-14 under the Securities Act of 1933, as amended (the "Securities Act"), registering the New Shares under the Securities Act, and such amendment or amendments thereto as are determined by the officers of the Trust to be necessary or appropriate to effect such registration of the New Shares (the "Registration Statement"), shall have been filed with the Commission and the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of such Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

     (d) All necessary actions shall have been taken in order to enable Global Hard Assets Fund to offer the New Shares to the public in all states in which the ability to offer such New Shares is required for consummation of the transactions contemplated hereunder;

     (e) The Trust shall have received a legal opinion from counsel, in form and substance reasonably satisfactory to the Trustees of the Trust, as to the tax consequences of the reorganization;

     (f) A vote approving this Plan and the reorganization contemplated hereby shall have been adopted by at least a majority (as defined in the 1940 Act) of the outstanding shares of beneficial interest of Natural Resources Fund entitled to vote at a Meeting of Shareholders of Natural Resources Fund duly called for such purpose.

4. CLOSING. The Closing shall be held at the offices of the Trust and shall occur (a) as of the close of business on or about June 20, 2001, (b) if all regulatory or shareholder approvals shall not have been received as of that date, then on the first business day following receipt of all necessary regulatory approvals and the final adjournment of meetings of shareholders of Natural Resources Fund at which this Plan is considered or (c) such later time as the parties may agree. All acts taking place at the Closing shall be deemed to take place simultaneously unless otherwise provided. At, or as soon as may be practicable following the Closing, the Trust shall distribute the New Shares to Natural Resources Fund Record Holders (as herein defined) by instructing Global Hard Assets Fund to register the appropriate number of New Shares in the names of Natural Resources Fund's shareholders and Global Hard Assets Fund will promptly comply with said instruction. The shareholders of record of the Natural Resources Fund as of the close of business on the Valuation Date shall be certified by the Trust's transfer agent (the " Natural Resources Fund Record Holders").

5. EXPENSES. Legal and printing expenses and expenses of holding the meeting of shareholders of Natural Resources Fund (such as proxy tabulation and the expense of a solicitor, if any) will be borne by Natural Resources Fund, for which it shall be liable. Any registration fee payable to the Commission in connection with the registration of New Shares under the Securities Act or any filing or notification fee payable to the Commission or state securities commission in connection with the transactions contemplated by this Plan shall be payable by such Fund required to pay such fee. All fees payable by any party as described herein shall be payable by such party regardless of whether the transactions contemplated hereby are consummated.

6. TERMINATION. This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of Trustees of the Trust with respect to either of Global Hard Assets Fund or Natural Resources Fund, at any time prior to the Closing, if circumstances should develop that, in the opinion of the Board, in its sole discretion, make proceeding with this Plan inadvisable for either Fund. In the event of any such termination, there shall be no liability for damages on the part of either Global Hard Assets Fund or Natural Resources Fund, or their respective Trustees or officers, to the other party, except with respect to the payment of expenses as contemplated in Section 6 hereof.

7. AMENDMENTS. This Plan may be amended, waived or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust, provided, however, that following the meeting of Natural Resources Fund shareholders called by the Trust pursuant to Section 4(i) of this Plan, no such amendment, waiver or supplement may have the effect of changing the provisions for determining the number of Global Hard Assets Fund Shares to be issued to the Natural Resources Fund shareholders under this Plan to the detriment of such shareholders without their further approval.

8. GOVERNING LAW. This Plan shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflict of law provisions thereof.

9. FURTHER ASSURANCES. Unless the Plan has been terminated pursuant to Section 6 hereof, the Trust with respect to Global Hard Assets Fund and Natural Resources Fund shall take such further actions, prior to, at, and after the Closing as may be necessary or desirable and proper to consummate the transactions contemplated hereby.

10. LIMITATIONS OF LIABILITY. The term "Van Eck Funds" means and refers to the Trustees from time to time serving under the Master Trust Agreement, as the same may subsequently thereto have been, or subsequently hereto may be, amended. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the assets and property of the Global Hard Assets Fund or Natural Resources Fund series of the Trust, as provided in the Master Trust Agreement. The execution and delivery of this Plan has been authorized by the Trustees of the Trust and signed by an authorized officer of the Trust, acting as such, and neither such authorization nor such execution and delivery shall be deemed to have been made individually or to impose any personal liability, but shall bind only the Trust property of the Natural Resources Fund and Global Hard Assets Fund series of the Trust as provided in the Van Eck Funds Master Trust Agreement. The Master Trust Agreement of the Trust provides, and it is expressly agreed, that Global Hard Assets Fund and Natural Resources Fund shall be solely and exclusively responsible for the payment of its debts, liabilities and obligations, and that no other series of the Trust shall be responsible for the same.

IN WITNESS WHEREOF, the Trustees of the Trust have caused this Plan to be executed on behalf of its constituent Fund as of the date first set forth above by their duly authorized representatives.



Van Eck Funds--Global Hard Assets Fund and
Natural Resources Fund

By: /s/ JOHN C. VAN ECK
    -------------------
    John C. van Eck
    President

We acknowledge our obligations under Section 5 of this Plan and agree to perform those obligations in accordance with the terms of this Plan.

Van Eck Associates Corp.

By: /s/ DEREK C. VAN ECK
    --------------------
    Derek van Eck
    President

                                  VAN ECK FUNDS
                    99 Park Avenue, New York, New York 10016
                         (212) 687-5200 o 1-800-826-2333


                             -----------------------
                       STATEMENT OF ADDITIONAL INFORMATION
                             -----------------------

This Statement of Additional Information is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus of Natural Resources Fund (the "Fund" or "NRF"), a series of Van Eck Funds, dated May 1, 2001, which is enclosed. This Statement of Additional Information has been incorporated by reference into the Proxy Statement/Prospectus.

Further information about NRF is contained in and incorporated by reference to its latest Prospectus and Statement of Additional Information, dated April 15, 2001, and its Annual Report to Shareholders for the year ended December 31, 2000, all of which are incorporated by reference herein and are available at no cost by either calling Van Eck Funds at the phone number listed above or by writing to the above address.

Further information about Global Hard Assets Fund ("GHA") is contained in and incorporated by reference to its latest Prospectus and Statement of Additional Information, dated April 15, 2001, and its Annual Report to Shareholders for the year ended December 31, 2000, all of which are incorporated by reference herein and are available at no cost by either calling Van Eck Funds at the phone number listed above or by writing to the above address.

NRF and GHA each may be referred to herein individually as a "Fund" and collectively as the "Funds."

The following is general information and pro-forma financial information for NRF and GHA.

         THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED MAY 1, 2001.

                                TABLE OF CONTENTS
                                                                            PAGE
General Information ......................................................    23
Pro Forma Information ....................................................    24

                               GENERAL INFORMATION

The shareholders of NRF are being asked to approve a Plan of Reorganization and Liquidation (the "Plan") which contemplates the exchange of substantially all of the assets of NRF for shares of GHA, the assumption of the liabilities of NRF by GHA, the distribution of GHA shares to the shareholders of NRF and the liquidation of NRF. GHA is an open-end management investment company registered under the Investment Company Act of 1940 and a series of Van Eck Funds which is organized as a Massachusetts Business Trust. A Special Meeting of Shareholders to consider the Plan and other matters described in the Proxy Statement/Prospectus will be held at 99 Park Avenue, 8th Floor, New York, New York on Friday, June 8, 2001 at 8:00 a.m., Eastern Time. For detailed information about the Plan, shareholders of NRF should refer to the Proxy Statement/Prospectus.

                                  VAN ECK FUNDS
                  PRO FORMA FOOTNOTES OF REORGANIZATION BETWEEN
       VAN ECK NATURAL RESOURCES FUND AND VAN ECK GLOBAL HARD ASSETS FUND
                          DECEMBER 31, 2000 (UNAUDITED)

VAN ECK GLOBAL PRO-FORMA SCHEDULE OF PORTFOLIO INVESTMENTS AS OF: 12/31/2000 (UNAUDITED)

                  SHARES                                                                            MARKET VALUE
 -----------------------------------------                                          -------------------------------------------
   GLOBAL                       PRO FORMA                                                GLOBAL                      PRO FORMA
    HARD         NATURAL         FOR THE                                                  HARD         NATURAL        FOR THE
   ASSETS       RESOURCES       COMBINED                                                 ASSETS       RESOURCES      COMBINED
    FUND           FUND           FUND      SECURITIES (a)                                FUND          FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
AUSTRALIA: 9.1%
         --        237,189      237,189     Delta Gold NL                              $       --    $  152,000    $  152,000
    325,000        690,000    1,015,000     M.I.M. Holdings Ltd.                          210,083       446,023       656,106
    123,000        187,215      310,215     Newcrest Mining Ltd.                          299,733       456,216       755,949
      6,830                       6,830     Online Advantage Ltd.+                            456            --           456
    542,400        125,000      667,400     Portman Mining Ltd.                           350,612        80,801       431,413
         --         56,000       56,000     Rio Tinto Ltd.                                     --       918,611       918,611
     56,500                      56,500     Santos Ltd.                                   189,537            --       189,537
    143,000                     143,000     United Energy Ltd.                            256,591            --       256,591
     47,500        151,000      198,500     WMC Ltd.                                      202,676       644,296       846,972
                                                                                       ----------    ----------    ----------
                                                                                        1,509,688     2,697,947     4,207,635

--------------------------------------------------------------------------------------------------------------------------------
BERMUDA: 0.3%
      5,700                       5,700     Knightsbridge Tankers Ltd.                    125,043            --       125,043

--------------------------------------------------------------------------------------------------------------------------------
CANADA: 17.5%
     34,500                      34,500     Abitibi-Consolidated, Inc.                    316,969            --       316,969
         --         50,000       50,000     Agnico-Eagle Mines                                 --       300,000       300,000
      7,200                       7,200     Alberta Energy Co. Ltd.                       344,651            --       344,651
     12,600                      12,600     Barrick Gold Corp.                            206,388            --       206,388
    707,700                     707,700     Brazilian Resources, Inc.+                    117,953            --       117,953
     30,000                      30,000     Brookfield Properties Corp.                   528,017            --       528,017
         --         30,000       30,000     Canfor Corp.                                       --       198,007       198,007
         --         24,300       24,300     Cominco Ltd.                                       --       405,824       405,824
         --         30,000       30,000     Compton Petroleum Corp.+                           --        75,403        75,403
         --        145,400      145,400     Corner Bay Minerals, Inc.+                         --       139,589       139,589
         --        100,000      100,000     Cumberland Resources Ltd.+                         --        57,335        57,335
         --         20,000       20,000     Eldorado Gold Corporation +                        --         6,667         6,667
         --         16,500       16,500     Encal Energy+                                      --       117,154       117,154
      8,150                       8,150     Ensign Resource Service Group, Inc.           301,560            --       301,560
         --         25,600       25,600     Falconbridge Ltd.                                  --       284,169       284,169
         --         42,200       42,200     Francisco Gold Corp.+                              --       135,889       135,889
         --         17,000       17,000     Gulf Canada Res Ltd.+                              --        86,703        86,703
         --          6,800        6,800     Imperial Oil Ltd.                                  --       178,846       178,846
         --        155,000      155,000     Manhattan Minerals Corp.+                          --       168,439       168,439
         --        153,200      153,200     Meridian Gold, Inc.+                               --     1,041,795     1,041,795
     20,000                      20,000     NQL Drilling Tools, Inc.+                     103,336            --       103,336
     16,875                      16,875     Oxford Properties Group, Inc.                 202,506            --       202,506
         --         15,000       15,000     Penn West Petroleum Ltd.+                          --       374,012       374,012
     31,200                      31,200     Placer Dome, Inc.                             300,300            --       300,300

                                  VAN ECK FUNDS
                  PRO FORMA FOOTNOTES OF REORGANIZATION BETWEEN
 VAN ECK NATURAL RESOURCES FUND AND VAN ECK GLOBAL HARD ASSETS FUND (Continued)
                          DECEMBER 31, 2000 (UNAUDITED)

VAN ECK GLOBAL PRO-FORMA SCHEDULE OF PORTFOLIO INVESTMENTS AS OF: 12/31/2000 (UNAUDITED)

                  SHARES                                                                            MARKET VALUE
 -----------------------------------------                                          -------------------------------------------
   GLOBAL                       PRO FORMA                                                GLOBAL                      PRO FORMA
    HARD         NATURAL         FOR THE                                                   HARD         NATURAL       FOR THE
   ASSETS       RESOURCES       COMBINED                                                 ASSETS       RESOURCES      COMBINED
    FUND           FUND           FUND      SECURITIES (a)                                FUND          FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
CANADA (CONTINUED)
         --         11,000       11,000     Precision Drilling Corp.+                  $       --    $  412,514    $  412,514
         --        197,800      197,800     Romarco Minerals, Inc.+                            --        39,561        39,561
         --         40,000       40,000     Slocan Forest Products Ltd.                        --       214,674       214,674
     16,200                      16,200     Talisman Energy, Inc.+                        601,040            --       601,040
     19,500         25,000       44,500     Tembec, Inc.+                                 181,356       232,508       413,864
     35,000                      35,000     Timberwest Forest Corp.                       253,175            --       253,175
      8,200                       8,200     TrizecHahn Corp.                              124,025            --       124,025
    333,000                     333,000     Windsor Energy Corp.(b)(c)+                    86,582            --        86,582
                                                                                       ----------    ----------    ----------
                                                                                        3,667,858      4,469,089    8,136,947

--------------------------------------------------------------------------------------------------------------------------------
 FINLAND: 0.6%
     22,500                      22,500     Stora Enso Oyj (R Shares)                     266,404            --       266,404

--------------------------------------------------------------------------------------------------------------------------------
 FRANCE: 2.3%
      3,500                       3,500     Societe Fonciere Lyonnaise
                                              Lyonnaise Warrants
                                              (expiring 7/30/02)+                             657            --           657
      3,000                       3,000     Unibail S.A. Warrants
                                              (expiring 5/11/04)+                          26,725            --        26,725
         --         14,400       14,400     Total Fina Elf S.A.
                                               (Sponsored ADR)                                 --     1,046,700     1,046,700
                                                                                       ----------    ----------    ----------
                                                                                           27,382     1,046,700     1,074,082

--------------------------------------------------------------------------------------------------------------------------------
 GHANA: 0.1%
         --         30,191       30,191     Ashanti Goldfields Co. Ltd.
                                              (Sponsored GDR)                                  --        39,128        39,128

--------------------------------------------------------------------------------------------------------------------------------
 HONG KONG: 1.0%
     44,400                      44,400     Sun Hung Kai Properties Ltd.                  442,593            --       442,593

--------------------------------------------------------------------------------------------------------------------------------
 NETHERLANDS: 1.6%
         --         12,000       12,000     Royal Dutch Petroleum Co.                                   726,750       726,750

--------------------------------------------------------------------------------------------------------------------------------
 PERU: 0.6%
         --         18,000       18,000     Minas Buenaventura
                                              (Sponsored ADR)                                  --       261,000       261,000

--------------------------------------------------------------------------------------------------------------------------------
 RUSSIA: 2.4%
      1,679                       1,679     Khanty-Mansiysk Oil Co. (b)(c)+               881,475            --       881,475

                                  VAN ECK FUNDS
                  PRO FORMA FOOTNOTES OF REORGANIZATION BETWEEN
 VAN ECK NATURAL RESOURCES FUND AND VAN ECK GLOBAL HARD ASSETS FUND (Continued)
                          DECEMBER 31, 2000 (UNAUDITED)

VAN ECK GLOBAL PRO-FORMA SCHEDULE OF PORTFOLIO INVESTMENTS AS OF: 12/31/2000 (UNAUDITED)

                  SHARES                                                                            MARKET VALUE
 -----------------------------------------                                          -------------------------------------------
   GLOBAL                       PRO FORMA                                                GLOBAL                      PRO FORMA
    HARD         NATURAL        FOR THE                                                   HARD         NATURAL        FOR THE
   ASSETS       RESOURCES       COMBINED                                                 ASSETS       RESOURCES      COMBINED
    FUND           FUND           FUND      SECURITIES (a)                                FUND          FUND           FUND
-------------------------------------------------------------------------------------------------------------------------------
RUSSIA (CONTINUED)
      2,600                       2,600     Lukoil Holding Corp. (ADR)                 $   94,064    $       --    $   94,064
      2,600                       2,600     Lukoil Holding Corp. Pfd. (ADR)                45,199            --        45,199
      7,800                       7,800     Surgutneftegaz, Inc. Pfd.
                                              (Sponsored ADR)                              70,365            --        70,365
                                                                                       ----------    ----------    ----------
                                                                                        1,091,103            --     1,091,103

-------------------------------------------------------------------------------------------------------------------------------
 SINGAPORE: 0.5%
   137,000                      137,000     Capitaland Ltd.+                              237,024            --       237,024

-------------------------------------------------------------------------------------------------------------------------------
 SOUTH AFRICA: 6.9%
      4,092         38,000       42,092     Anglogold Ltd.                                 61,124       567,625       628,749
         --        143,000      143,000     Gold Fields Ltd.                                   --       484,778       484,778
         --         50,000       50,000     Gold Fields Ltd. (Sponsored ADR)                   --       175,000       175,000
         --        117,800      117,800     Harmony Gold Mining Co.                            --       547,744       547,744
         --         14,900       14,900     Impala Platinum Holding Ltd.                       --       758,267       758,267
     23,000         60,000       83,000     Sappi Ltd. (ADR)                              163,875       427,500       591,375
                                                                                       ----------    ----------    ----------
                                                                                          224,999     2,960,914     3,185,913

-------------------------------------------------------------------------------------------------------------------------------
 UNITED KINGDOM: 2.7%
         --          3,300        3,300     Anglo American PLC                                 --       181,864       181,864
         --        105,000      105,000     Billiton PLC                                       --       404,589       404,589
      5,700          8,500       14,200     BP Amoco PLC (ADR)                            272,888       406,938       679,826
                                                                                       ----------    ----------    ----------
                                                                                          272,888       993,391     1,266,279

-------------------------------------------------------------------------------------------------------------------------------
 UNITED STATES: 48.3%
     45,201         32,700       77,901     AK Steel Holding Corp.                        395,509       286,125       681,634
     12,000                      12,000     Alcoa, Inc.                                   402,000            --       402,000
      8,000                       8,000     AMB Property Corp.                            206,500            --       206,500
      4,800                       4,800     Anadarko Petroleum Corp.                      341,184            --       341,184
      6,825                       6,825     Apache Corp.                                  478,177            --       478,177
         --         32,000       32,000     Arch Coal, Inc.                                    --       452,000       452,000
      5,500                       5,500     Bedford Property
                                            Investors, Inc.                               111,375            --       111,375
      5,600          8,500       14,100     Boise Cascade Corp.                           188,300       285,813       474,113
     10,510                      10,510     Boston Properties, Inc.                       457,185            --       457,185
     16,000                      16,000     Brandywine Realty Trust                       331,000            --       331,000
      3,800                       3,800     Burlington Resources, Inc.                    191,900            --       191,900
         --         12,700       12,700     Chevron Corp.                                      --     1,072,356     1,072,356
      3,650                       3,650     Cooper Cameron Corp.+                         241,128            --       241,128

                                  VAN ECK FUNDS
                  PRO FORMA FOOTNOTES OF REORGANIZATION BETWEEN
 VAN ECK NATURAL RESOURCES FUND AND VAN ECK GLOBAL HARD ASSETS FUND (Continued)
                          DECEMBER 31, 2000 (UNAUDITED)

VAN ECK GLOBAL PRO-FORMA SCHEDULE OF PORTFOLIO INVESTMENTS AS OF: 12/31/2000 (UNAUDITED)

                  SHARES                                                                            MARKET VALUE
 -----------------------------------------                                          -------------------------------------------
   GLOBAL                       PRO FORMA                                                GLOBAL                      PRO FORMA
    HARD         NATURAL         FOR THE                                                   HARD         NATURAL       FOR THE
   ASSETS       RESOURCES       COMBINED                                                 ASSETS       RESOURCES      COMBINED
    FUND           FUND           FUND      SECURITIES (a)                                FUND          FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
     10,000                      10,000     Crescent Real Estate Equities Co.          $  222,500    $       --    $  222,500
      6,600         18,500       25,100     Devon Energy Corp                             402,402     1,127,945     1,530,347
      4,900                       4,900     Diamond Offshore Drilling, Inc.               196,000            --       196,000
         --          5,000        5,000     Enron Corp.                                        --       415,625       415,625
     14,900         10,000       24,900     Ensco International, Inc.                     507,531       340,625       848,156
      3,500                       3,500     EOG Resources, Inc.                           191,406            --       191,406
     11,008                      11,008     Equity Office Properties Trust                359,136            --       359,136
      5,000                       5,000     Equity Residential Properties Trust           276,563            --       276,563
      4,372                       4,372     Exxon Mobil Corp.                             380,091            --       380,091
         --         16,500       16,500     Georgia-Pacific Corp.                              --       513,563       513,563
     17,325                      17,325     Global Marine, Inc.+                          491,597            --       491,597
         --         40,000       40,000     Grant Prideco, Inc.+                               --       877,500       877,500
         --          2,900        2,900     Halliburton Co.                                    --       105,125       105,125
         --        192,601      192,601     Homestake Mining Co.                               --       806,517       806,517
     17,000                      17,000     Host Marriott Corp.                           219,938            --       219,938
         --          2,300        2,300     HS Resources, Inc.+                                --        97,463        97,463
      4,480         14,000       18,480     International Paper Co.                       182,840       571,375       754,215
     10,200                      10,200     Kilroy Realty Corp.                           291,338            --       291,338
     12,300          8,000       20,300     Nabors Industries, Inc.+                      727,545       473,200     1,200,745
     12,000         59,100       71,100     Newmont Mining Corp.                          204,750     1,008,394     1,213,144
     12,000                      12,000     Noble Drilling Corp.+                         521,250            --       521,250
     21,600                      21,600     Ocean Energy, Inc.                            375,300            --       375,300
         --          5,000        5,000     Phelps Dodge Corp.                                 --       279,063       279,063
      9,600                       9,600     Prentiss Properties Trust                     258,600            --       258,600
         --          7,000        7,000     Prize Energy Corp.+                                --       145,250       145,250
     12,000                      12,000     Santa Fe International Corp.                  384,750            --       384,750
         --          1,800        1,800     Schlumberger Ltd.                                  --       143,888       143,888
      9,650                       9,650     Simon Property Group, Inc.                    231,600            --       231,600
      2,780                       2,780     Smith International, Inc.+                    207,284            --       207,284
     15,975         15,450       31,425     Stillwater Mining Co. +                       628,616       607,958     1,236,574
      9,020                       9,020     Tidewater, Inc.                               400,263            --       400,263
      4,540                       4,540     Transocean Sedco Forex, Inc.                  208,840            --       208,840
      7,300                       7,300     USX Marathon Group                            202,584            --       202,584
         --         14,000       14,000     USX-U.S. Steel Group                               --       252,000       252,000
         --         10,800       10,800     Weyerhaeuser Co.                                   --       548,100       548,100
         --         13,000       13,000     Willamette Industries, Inc.                        --       609,938       609,938
                                                                                       ----------    ----------    ----------
                                                                                       11,416,982    11,019,823    22,436,805

                                  VAN ECK FUNDS
                  PRO FORMA FOOTNOTES OF REORGANIZATION BETWEEN
 VAN ECK NATURAL RESOURCES FUND AND VAN ECK GLOBAL HARD ASSETS FUND (Continued)
                          DECEMBER 31, 2000 (UNAUDITED)

VAN ECK GLOBAL PRO-FORMA SCHEDULE OF PORTFOLIO INVESTMENTS AS OF: 12/31/2000 (UNAUDITED)

                  SHARES                                                                            MARKET VALUE
 -----------------------------------------                                          -------------------------------------------
   GLOBAL                       PRO FORMA                                                GLOBAL                      PRO FORMA
    HARD         NATURAL         FOR THE                                                   HARD        NATURAL        FOR THE
   ASSETS       RESOURCES       COMBINED                                                 ASSETS       RESOURCES      COMBINED
    FUND           FUND           FUND      SECURITIES (a)                                FUND          FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
 TOTAL STOCKS AND OTHER INVESTMENTS: 93.7%
 (Cost: $41,385,721)                                                                   $19,281,964   $24,214,742   $43,496,705
--------------------------------------------------------------------------------------------------------------------------------

                                                                                                    MARKET VALUE
                                                                                    -------------------------------------------
                                                                                         GLOBAL                      PRO FORMA
                                                                                          HARD         NATURAL        FOR THE
PRINCIPAL                                         INTEREST     MATURITY                  ASSETS       RESOURCES      COMBINED
AMOUNT                                              RATE         DATE                     FUND          FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM OBLIGATION:
$2,074,000
 Repurchase Agreement (Note 10): Purchased
    on12/29/00; maturity value $2,075,325
    (with State Street Bank & Trust Co.,
    collateralized by $2,050,000 Federal
    National Mortgage Association 6.375%
    due 1/16/02 with a value of $2,120,200)
    (Cost: $2,074,000)                                5.75%     1/02/01                 2,074,000            --    $2,074,000

 $2,809,000
 Repurchase Agreement (Note 10): Purchased
    on 12/29/00; maturity $2,810,795
    (with State Street Bank & Trust Co.,
    collateralized  by $2,775,000 Federal
    National Mortgage Association 6.375%
    due 1/16/02 with a value of $2,874,955)
    (Cost: $2,809,000)                                5.75%     1/02/01                        --     2,809,000     2,809,000
--------------------------------------------------------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS: 10.5%                                                     2,074,000     2,809,000     4,883,000
--------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS: 104.2%
 (Cost: $46,268,721)                                                                   21,355,964    27,023,742    48,379,705

OTHER ASSETS LESS LIABILITIES: (4.2)%                                                  (1,639,999)     (313,404)   (1,953,402)

--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS: 100%                                                                       $19,715,965   $26,710,338   $46,426,303
--------------------------------------------------------------------------------------------------------------------------------

(a)  Unless otherwise indicated, securities owned are shares of common stock.

(b)  Restricted security (Note 8)

(c)  Fair value as determined by Board of
     Trustees.

+    Non-income producing security

Glossary:
ADR--American Depositary Receipt
GDR--Global Depositary Receipt

                                  VAN ECK FUNDS
                  PRO FORMA FOOTNOTES OF REORGANIZATION BETWEEN
 VAN ECK NATURAL RESOURCES FUND AND VAN ECK GLOBAL HARD ASSETS FUND (Continued)
                          DECEMBER 31, 2000 (UNAUDITED)


SUMMARY OF INVESTMENTS
BY INDUSTRY                                                % OF NET ASSETS
-------------------------------------------------------------------------------
Energy                                                                39.5%
Forest Products & Paper                                               11.1
Industrial Metals                                                     12.4
Precious Metals                                                       20.6
Real Estate                                                            9.8
Transportation                                                         0.3
Short-Term Obligations                                                10.5
Other assets less liabilities                                         -4.2
                                                                      ----
                                                                       100%
                                                                      ====

                   See Notes to Pro Forma Financial Statements

                                  VAN ECK FUNDS
                        PRO FORMA STATEMENT OF OPERATIONS
                    YEAR ENDED DECEMBER 31, 2000 (UNAUDITED)

                                                                  GLOBAL
                                                                   HARD          NATURAL
                                                                  ASSETS        RESOURCES       PRO FORMA           GHA-NRA
                                                                   FUND           FUND         ADJUSTMENTS         PRO FORMA
------------------------------------------------------------------------------------------------------------------------------
Income:
  Dividends                                                    $   547,081     $   467,787                        $ 1,014,868
  Interest                                                          33,149         129,927                            163,076
  Foreign taxes withheld                                           (15,674)        (13,925)                           (29,599)
                                                               -----------     -----------     -----------        -----------
    Total income                                                   564,556         583,789                          1,148,345
                                                               -----------     -----------     -----------        -----------
Expenses:
  Management (Note 2)                                              217,431         220,463          (4,200)(a)        442,094
  Distribution Class A (Note 4)                                     74,072          73,487         (73,488)(a)        221,047
  Distribution Class B (Note 4)                                     41,198              --              --             41,198
  Distribution Class C (Note 4)                                     28,090              --              --             28,090
  Administration (Note 2)                                           15,487         129,694              --            145,181
  Transfer agent                                                   126,594         258,187              --            384,781
  Custodian                                                         10,874           8,048              --             18,922
  Registration                                                      29,517          20,904          15,421(b)          35,000
  Professional                                                      31,807          25,470          26,505(b)          30,772
  Interest expense                                                  20,764           1,627              --             22,391
  Reports to shareholders                                            7,908          32,321          28,948(b)          11,281
  Trustees' fees and expenses (Note 7)                               6,925           8,433              --             15,358
  Other                                                              8,684          11,041              --             19,725
                                                               -----------     -----------     -----------        -----------
    Total expenses                                                 619,351         789,675          (6,814)         1,415,840
Expense reduction  (Note 2)                                       (111,758)        (13,741)             --           (125,499)
                                                               -----------     -----------     -----------        -----------
Net expenses                                                       507,593         775,934          (6,814)         1,290,341
                                                               -----------     -----------     -----------        -----------
Net investment income (loss)                                        56,963        (192,145)         (6,814)          (141,996)
                                                               -----------     -----------     -----------        -----------
Realized and Unrealized Gain (Loss) on Investments
    (Note 3):
  Realized gain (loss) from security transactions (Asia
    Dynasty Fund is net of foreign taxes of $676,208)               83,148      (3,959,794)                        (3,876,646)
  Realized loss from equity swaps and futures contracts             27,860              --                             27,860
  Realized gain (loss) from options                                176,222              --                            176,222
  Realized loss from foreign currency transactions                 (35,714)        (51,618)                           (87,332)
Change in unrealized appreciation (depreciation) of foreign
  currencies and forward foreign currency contracts                 (1,308)          3,052           1,744
Change in unrealized appreciation (depreciation) of
  investments, futures, swaps, short sales and options           1,178,291      (1,008,022)        170,269
                                                               -----------     -----------     -----------        -----------
Net gain (loss) on investments and foreign currency              1,428,499      (5,016,382)             --         (3,587,883)
                                                               -----------     -----------     -----------        -----------
Net Increase (Decrease) in Net Assets Resulting
  from Operations                                              $ 1,485,462     $(5,208,527)    $    (6,814)       $(3,729,879)
                                                               ===========     ===========     ===========        ===========

-----------------

(a)  Reflects adjustments in expenses due to effects of proposed contract rate.

(b) Reflects adjustments in expenses due to elimination of duplicative services.

                   See Notes to Pro Forma Financial Statements

                                  VAN ECK FUNDS
                  PRO FORMA STATEMENT OF ASSETS AND LIABILITIES
                    YEAR ENDED DECEMBER 31, 2000 (UNAUDITED)

                                           GLOBAL                     PRO FORMA
                                            HARD         NATURAL       FOR THE
                                           ASSETS       RESOURCES     COMBINED
                                            FUND          FUND          FUND
--------------------------------------------------------------------------------

ASSETS:
Investments at cost                      $19,665,485   $26,603,236   $46,268,721
                                         -----------   -----------   -----------
Investments at value(including
  repurchase agreements of $2,074,000
  and $2,809,000)                        $21,355,964   $27,023,741   $48,379,705
Cash and foreign currency                         --           828           828
Receivables:
  Securities sold                            798,656       358,659     1,157,315
  Dividends and interest                      40,141        21,512        61,653
  Capital shares sold                          9,830        93,499       103,329
  Due from broker (Note 11)                  119,918            --       119,918
Unrealized appreciation on open
  forward foreign currency contracts
  (Note 6)                                        --           111           111
Deferred organization costs and
  other assets (Note 1)                        1,737            --         1,737
                                         -----------   -----------   -----------
    Total assets                          22,326,246    27,498,350    49,824,596
                                         -----------   -----------   -----------
LIABILITIES:
Payables:
  Due to custodian                            23,814            --        23,814
  Securities purchased                     2,436,092       505,883     2,941,975
  Capital shares redeemed                     69,907       169,869       239,776
  Accounts payable                            46,762        72,279       119,041
  Due to distributor (Note 4)                 12,091         7,349        19,440
  Due to adviser (Note 2)                      9,368        27,077        36,445
  Due to Trustees (Note 7)                    11,129         5,555        16,684
    currency contracts (Note 6)                1,118            --         1,118
                                         -----------   -----------   -----------
    Total liabilities                      2,610,281       788,012     3,398,293
                                         -----------   -----------   -----------
Net Assets                               $19,715,965   $26,710,338   $46,426,303
                                         ===========   ===========   ===========
Class A Shares+:
Net assets                               $13,581,067   $26,710,338   $40,291,405
                                         ===========   ===========   ===========
Shares outstanding                         1,038,313    11,225,497     3,080,387
                                         ===========   ===========   ===========
Net asset value and redemption
  price per share                             $13.08         $2.38        $13.08
                                         ===========   ===========   ===========
Maximum offering price per share
   (NAV/(1-maximum sales commission))         $13.88         $2.53
                                         ===========   ===========   ===========

                   See Notes to Pro Forma Financial Statements

                                  VAN ECK FUNDS
            PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (Continued)
                    YEAR ENDED DECEMBER 31, 2000 (UNAUDITED)

                                         GLOBAL                      PRO FORMA
                                          HARD         NATURAL        FOR THE
                                         ASSETS       RESOURCES      COMBINED
                                          FUND          FUND           FUND
--------------------------------------------------------------------------------

Class B Shares:
Net assets                              $3,438,279            --      3,438,279
                                      ============   ===========   ============
Shares outstanding                         264,983            --        264,983
                                      ============   ===========   ============
Net asset value, maximum offering
  and redemption price per share
  (Redemption may be subject to a
  contingent deferred sales charge
  within the first six years
  of ownership)                             $12.98            --         $12.98
                                      ============   ===========   ============
Class C Shares:
Net assets                              $2,696,619            --      2,696,619
                                      ============   ===========   ============
Shares outstanding                         207,202            --        207,202
                                      ============   ===========   ============
Net asset value, maximum offering
  and redemption price per share
  (Redemption may be subject to a
  contingent deferred sales charge
  within the first year of ownership)       $13.01            --         $13.01
                                      ============   ===========   ============
Net assets consist of:
  Aggregate paid in capital            $31,704,255   $56,930,666    $88,634,921
  Unrealized appreciation of
    investments, swaps, foreign
    currencies and forward foreign
    currency contracts                   1,720,176       423,557      2,143,733
  Accumulated net investment
    income (loss)                            1,465       (45,573)       (44,108)
  Accumulated realized loss            (13,709,931)  (30,598,312)   (44,308,243)
                                      ------------   -----------   ------------
                                       $19,715,965   $26,710,338    $46,426,303
                                      ============   ===========   ============

                   See Notes to Pro Forma Financial Statement

                                  VAN ECK FUNDS
                     NOTES TO PRO FORMA FINANCIAL STATEMENTS
                          DECEMBER 31, 2000 (UNAUDITED)

1.   GENERAL

The accompanying pro forma financial statements are presented to show the effect of the proposed reorganization of NRF into GHA as if such reorganization had taken place as of December 31, 2000.

Under the terms of the Plan, the reorganization of NRF and GHA will be taxed as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax free combinations of investment companies (sometimes referred to as the "pooling without restatement method".

The reorganization would be accomplished by an acquisition of the net assets of NRF in exchange for shares of GHA at net asset value. The statement of assets and liabilities, schedule of investments and the related statement of operations of NRF and GHA have been combined as of and for the year ended December 31, 2000.

The accompanying pro forma financial statements should be read in conjunction with the financial statements and schedule of investments of GHA and NRF which are included in their respective annual reports dated December 31, 2000.

The following notes refer to the accompanying pro forma financial statements as if the above mentioned reorganization of GHA and NRF had taken place as of December 31, 2000.

2.   SIGNIFICANT ACCOUNTING POLICIES

Van Eck Funds of which GHA is a series, is a Massachusetts business trust. GHA is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company.

The significant accounting policies consistently followed by GHA are as follows:
(a) securities transactions are accounted for on the trade date; (b) debt instruments are valued on the basis of quotes provided by a pricing service; short-term investments that have a maturity of more than 60 days are valued at prices based on market quotations; short-term investments that have a maturity of 60 days or less are valued at cost plus accreted discount, or minus amortized premiums, as applicable; (c) interest income is recorded on the accrual basis;
(d) gains or losses on the sale of securities are calculated by using the first-in, first-out method; (e) direct expenses are charged to the Fund; (f) dividends and distributions to shareholders are recorded on the ex-dividend date and; (g) GHA intends to comply with the requirements of the Internal Revenue Code pertaining to regulated investment companies and to make the required distributions to shareholders; therefore, no provision for Federal income taxes has been made.

3.   PRO FORMA ADJUSTMENTS

The accompanying pro forma financial statements reflect changes in Fund shares as if the reorganization had taken place on December 31, 2000. Adjustments have been made to expenses for the combined Fund expense structure and elimination of duplicated services that would not have been incurred if the reorganization had taken place on December 31, 2000.

                                  VAN ECK FUNDS
               NOTES TO PRO FORMA FINANCIAL STATEMENTS (Continued)
                          DECEMBER 31, 2000 (UNAUDITED)

4.   MANAGEMENT AGREEMENT AND TRANSACTIONS WITH AFFILIATED PERSONS

Van Eck Associates Corporation acts as investment adviser to both GHA and NRF. NRF pays a management fee calculated at the annual rate of 0.75% of the first $500 million of average daily net assets, .65% of the next $250 million of average daily net assets and .50% of average daily net assets in excess of $750 million. NRF also pays an administration fee calculated at an annual rate of
 .25% of the first $750 million of average daily net assets, .20% of average daily net assets in excess of $750 million. GHA pays a management fee of 1.00% of average daily net assets. The 12b-1 fees are accrued daily for NRF at an annual rate of .25% of average daily net assets and for GHA at an annual rate of
 .50% of average daily net assets. All fees are calculated daily and paid monthly.